Exhibit 99.1

WWE Provides Update Regarding

Composition of Its Board of Directors and

Exploration of Strategic Alternatives

01/06/2023

STAMFORD, Conn.—(BUSINESS WIRE)— WWE (NYSE: WWE) is providing the following update regarding the composition of its Board of Directors and the exploration of strategic alternatives.

“Today, we announce that the founder of WWE, Vince McMahon, will be returning to the Board,” said Chairwoman & Co-CEO Stephanie McMahon, Co-CEO Nick Khan and Chief Content Officer Paul Levesque. “We also welcome back Michelle Wilson and George Barrios to our Board of Directors. Together, we look forward to exploring all strategic alternatives to maximize shareholder value.”

As Vince McMahon stated yesterday, “WWE has an exceptional management team in place, and I do not intend for my return to have any impact on their roles, duties, or responsibilities.”

In connection with the change in the composition of the Board of Directors and in cooperation with Vince McMahon as majority shareholder, the Company intends to undertake a review of its strategic alternatives with the goal being to maximize value for all WWE shareholders. There is no assurance that this process will result in a transaction.

Vince McMahon, in his capacity as controlling shareholder of the Company, has removed JoEllen Lyons Dillon, Jeffrey R. Speed and Alan M. Wexler from the Board. Vince McMahon, George Barrios and Michelle Wilson have been added to the Board to fill the resulting vacancies.

The Board currently consists of:

•	Vince McMahon

•	Stephanie McMahon

•	Nick Khan

•	Paul Levesque

•	Steve Koonin

•	Michelle McKenna

•	Steve Pamon

•	George Barrios

•	Michelle Wilson

Ignace Lahoud and Man Jit Singh have resigned from the Board, effective today.

About WWE

WWE, a publicly traded company (NYSE: WWE), is an integrated media organization and recognized leader in global entertainment. The Company consists of a portfolio of businesses that create and deliver original content 52 weeks a year to a global audience. WWE is committed to family-friendly entertainment on its television programming, premium live events, digital media, and publishing platforms. WWE’s TVPG programming can be seen in more than 1 billion homes worldwide in 30 languages through world class distribution partners including NBCUniversal, FOX, BT Sport, Sony India and Rogers. The award-winning WWE Network includes all premium live events, scheduled programming and a massive video on-demand library and is currently available in more than 180 countries. In the United States, NBCUniversal’s streaming service, Peacock, is the exclusive home to WWE Network.

Additional information on WWE can be found at wwe.com and corporate.wwe.com.

Trademarks: All WWE programming, talent names, images, likenesses, slogans, wrestling moves, trademarks, logos and copyrights are the exclusive property of WWE and its subsidiaries. All other trademarks, logos and copyrights are the property of their respective owners.

Forward-Looking Statements: This press release contains, and oral statements made from time to time by our representatives may contain, forward-looking statements pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding, our outlook for future financial results, the impact of recent management changes, the scope, duration and findings of the investigation being conducted by the special committee of independent members of our Board of Directors; our plans to remediate identified material weaknesses in our disclosure control and procedures and our internal control over financial reporting, and regulatory, investigative or enforcement inquiries, subpoenas or demands arising from, related to, or in connection with these matters. In addition, the words “may,” “will,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect,” “outlook,” “target,” “goal,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These statements relate to future possible events, as well as our plans, objectives, expectations and intentions and are not historical facts and accordingly involve known and unknown risks and uncertainties and other factors that may cause the actual results or the performance by us to be materially different from future results or performance expressed or implied by such forward-looking statements. These forward-looking statements are subject to uncertainties relating to, without limitation, the results of these actions, as well as possible future actions noted below, of Vince McMahon; the appointment of Stephanie McMahon and Nick Khan as co-Chief Executive Officers; regulatory, investigative or enforcement inquiries, subpoenas or demands arising from, related to, or in connection with these matters; our ability to remediate material weaknesses in our disclosure controls and procedures and our internal control over financial reporting; and reputational harm to the Company’s relationships with its stockholders, customers, talent and partners, which may have adverse financial and operational impacts, among other factors. The following additional factors, among others, could cause actual results to differ materially from those contained in forward-looking statements: the COVID-19 outbreak, which may continue to affect negatively world economies as well as our industry, business and results of operations; entering, maintaining and renewing major distribution and licensing agreements; a rapidly evolving and highly competitive media landscape; WWE Network; computer systems, content delivery and online operations of our Company and our business partners; privacy norms and regulations; our need to continue to develop creative and entertaining programs and events; our need to retain and continue to recruit key performers; the possibility of a decline in the popularity of our brand of sports entertainment; possible adverse changes in the regulatory atmosphere and related private sector initiatives; the highly competitive, rapidly changing and increasingly fragmented nature of the markets in which we operate and/or our inability to compete effectively, especially against competitors with greater financial resources or marketplace presence; uncertainties associated with international markets including possible disruptions and reputational risks; our difficulty or inability to promote and conduct our live events and/or other businesses if we do not comply with applicable regulations; our dependence on our intellectual property rights, our need to protect those rights, and the risks of our infringement of others’ intellectual property rights; the complexity of our rights agreements across distribution mechanisms and geographical areas; potential substantial liability in the event of accidents or injuries occurring during our physically demanding events; large public events as well as travel to and from such events; our expansion into new or complementary businesses, strategic investments and/or acquisitions; our accounts receivable; the construction and move to our new leased corporate and media production headquarters; litigation and other actions, investigations or proceedings; a change in the tax laws of key jurisdictions; our feature film business; a possible decline in general economic conditions and disruption in financial markets including any resulting from COVID-19; our indebtedness including our convertible notes; our potential failure to meet market expectations for our financial performance; through his beneficial ownership of a substantial majority of our Class B common stock, our controlling stockholder, Vincent K. McMahon could exercise ultimate control over our affairs, and his interests may conflict with the holders of our Class A common stock; our share repurchase program; a substantial number of shares are eligible for sale by the McMahons and the sale, or the perception of possible sales, of those shares could lower our stock price; and the volatility of our Class A common stock. In addition, our dividend and share repurchases are dependent on a number of factors, including, among other things, our liquidity and historical and projected cash flow, strategic plan (including alternative uses of capital), our financial results and condition, contractual and legal restrictions on the payment of dividends (including under our revolving credit facility), general economic and competitive conditions and such other factors as our Board of Directors may consider relevant. Forward-looking statements made by the Company speak only as of the date made and are subject to change without any obligation on the part of the Company to update or revise them. Undue reliance should not be placed on these statements. For more information about risks and uncertainties associated with the Company’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, our annual reports on Form 10-K and 10-K/A and quarterly reports on Form 10-Q/A and Form 10-Q.

Media:

Chris Legentil

203-352-8793

Chris.Legentil@wwecorp.com

Investors:

Seth Zaslow

203-352-1026

Seth.Zaslow@wwecorp.com

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